Northeast Investors Growth

Dear Shareholders:
The first three months of the new millennium were strong months for the stock market on the whole and Northeast Investors Growth Fund in particular. Our shares closed at an all time high of $28.44 on March 23 - +9.05% for the young year, only to have this experience followed by a declining market in April and May, followed then by a stronger June. Our results - after this roller coaster beginning - were a relieved +1.65%, versus -0.42% for the S&P 500 and -7.8% for the Dow Jones Industrial Average. During this six month period, our turnover rate was slightly higher than normal as several investment positions which had grown in market value to an over weighting were "trimmed", bringing these positions more in line with prudent weightings. In general, the stock market has been more volatile than in recent memory. For example, it is reported that the S&P 500 has had moves of 1% or more 84 of the first 126 trading days this year, or 43% of the time. I am sure many of you have noticed these sharp up and down days. We are not immune from this activity as our year to date return has been as high as +9.05% and as low as -10.04%, again all during the first six months of 2000. While these swings are dramatic, we feel comfortable with the deep-rooted, well-managed, group of investments in the fund and their earning abilities, which should continue to provide solid results over time. Of note, by my estimate, about 1/3 of the portfolio has some exposure to "technology" and, as such, these investments carry higher price earnings multiples and tend to react both up and down with the highly volatile trading environment. Said differently, the technology holdings are generally pricey, although the overall outlook for this sector remains solid. Sadly, John R. Furman, a director of the fund from its inception, October 27, 1980, died in May. John was an enthusiastic supporter of our investment efforts, a thoughtful friend and mentor. Happily, Michael Baldwin, age 60, founder of the investment firm of Baldwin Brothers, Inc. in Marion, Massachusetts, has agreed to serve in John's place. Mr. Baldwin brings to our board a level hand and a good understanding of the investment world. He and John C. Emery are our two outside directors. As of June 30, 2000, the net assets of the fund stand at $345,728,957. We continue to grow through the interest and support of many long-time investors as well as many new investors who are hearing about the fund and its common sense approach for the first time. We look forward to further growth through a widening band of shareholders and continued respectable results for all of us as the economic prospects for this country and the world continue to expand.

As in the past, I encourage shareholders to contact me at any time with any questions regarding the fund. For those of you reading this report for the first time, I hope you will join us in the endeavor as well.

Most sincerely,

William A. Oates, Jr.
President
August 7, 2000

January 1, 2000 to June 30, 2000
Additions to Existing Holdings     Additions                  Now Own
American Express Company                63,000                  94,500
Broadcom Corporation                    19,900                  39,800
Cisco Systems, Inc.                     47,700                  260,400
Citigroup, Inc.                         18,500                  87,500
CMGI, Inc.                              19,000                  38,000
Corning, Inc.                           30,800                  43,800
Cox Communications                      20,000                  139,400
EMC Corporation                         85,400                  202,800
Exxon Mobile Corporation                12,500                  89,941
General Electric Company                181,200                 290,800
Hewlett Packard Corporaton              8,500                   39,400
Home Depot, Inc.                        15,000                  81,075
McGraw-Hill Companies, Inc.             16,500                  67,300
Morgan Stanley Dean Witter Co.          43,410                  86,820
Nokia Corporation-Spons-ADR             125,400                 153,200
Oracle Corporation                      76,200                  118,400
Pfizer, Inc.*                           184,181                 360,731
Sony Corporation                        29,400                  51,800
Viacom, Inc., Class A                   57,000                  92,000
Vodafone Airtouch PLC-Spons-ADR         9,000                   91,000
Yahoo!, Inc.                            28,500                  53,500

New Holdings
                                                                Now Own
Agilent Technologies                                            15,027
CTC Communications                                              21,000
Comverse Technologies                                           20,000
JDS Uniphase                                                    34,600
Nortel Networks                                                 61,000
Texas Instruments, Inc.                                         51,800

-o       Results of Merger


Eliminations/Reductions of Holdings
                                       Sold                  Now Own
America Online, Inc.                    133,400                 0
AT&T Corporation                        51,000                  0
Carnival Corporation                    49,800                  0
Chase Manhattan Corporation             30,300                  0
Donaldson Lufkin & Jenrette             37,600                  0
Fifth Third Bancorp                     27,825                  43,700
J P Morgan & Company                    24,500                  0
Microsoft Corporation                   15,000                  154,200
Paine Webber Group, Inc.                34,500                  0
Procter & Gamble Company                54,300                  0
Visx, Inc.                              35,000                  0
Warner Lambert Co.*                     66,975                  0
Zions Bancorporation                    130,600                 0

* Results of Merger



One year ended June 30, 2000 .................................17.51%
Five years ended June 30, 2000 ...............................27.40%
Ten years ended June 30, 2000 ................................18.64%

December 31, 1999
Ten Largest Investment Holdings

                                  Cost             Market Value
Cisco Systems Inc.                $8,689,399        $22,785,488
Microsoft Corporation              8,219,768         19,754,100
General Electric Company           9,040,613         16,960,600
TIme Warner                        8,939,425         13,551,363
EMC Corporation                    5,198,873         12,825,950
Wal-Mart Stores Inc.               5,841,434         11,032,350
Yahoo! Inc.                        2,431,422         10,817,188
America Online Inc.                1,854,983         10,038,350
Intel Corporation                  2,814,153          8,741,588
FleetBoston Financial Corporation  4,559,522          8,648,609

Common Stocks--                           Market      Percent of
                           Number of      Value          Net
Name of Issuer             Shares        (Note B)      Assets
Automobile & Truck
General Motors Corporation .  66,800     $ 3,874,400     1.12%

Banks
Citigroup, Inc . . . . . . .. 87,500       5,271,875
Fifth Third Bancorp . . . . . 43,700       2,764,025
FleetBoston Financial Corp*  110,634       3,761,556
Mellon Financial Corporation  82,500       3,006,094
                                          14,803,550     4.28%

Biotechnology
Amgen Inc.^. . . . . . . . . .69,000       4,847,250     1.40%

Computer & Data Processing
Dell Computer Corporation^  . 86,800       4,280,325
EMC Corporation^* . . . . .  202,800      15,602,925
Hewlett Packard Corporation . 39,400       4,900,375
International Business Mach*. 77,000       8,436,313
Sun Microsystems, Inc.^ . . . 94,800       8,620,875
                                          41,840,813    12.10%

Computer Software & Services
Microsoft Corporation^* .  . 154,200      12,336,000
Oracle Corporation^ . . .  . 118,400       9,953,000
                                          22,289,000     6.45%

Entertainment
Disney (Walt) Productions . . 92,000       3,570,750
Time Warner, Inc. . . . .. . 187,400      14,242,400
Viacom Inc. Class A^ . .. . . 92,000       6,290,500
                                          24,103,650     6.97%

Electronic Equipment
General Electric Company . . 109,600      16,960,600
Corning Inc. . .. . . . . . . 13,000       1,676,188
                                          18,636,788       5.21%
Electronics
Agilent Technologies#^ .. . . 15,027       1,119,512
Broadcom Corporation^ . . . . 39,800       8,713,713
General Electric Company . . 290,800      15,412,400
Intel Corporation . . .  . . 106,200      14,197,613
Texas Instruments, Inc. . . . 51,800       3,548,300
                                          42,991,538      12.44%

Financial Services
American Express Company  . . 94,500       4,925,813
Eaton Vance Corporation .  . 125,000       5,781,250
Morgan Stanley Dean Witter. . 86,820       7,227,765
State Street Corporation . .. 78,100       8,283,481
                                          26,218,309       7.58%
Health Care-Supplies
Johnson & Johnson . . . . . . 49,800       5,073,375
Medtronic, Inc. . . . . . . . 75,800       3,775,788
                                           8,849,163       2.56%
Insurance
American International Group .45,046       5,292,905       1.53%

Internet Content
CMGI, Inc.^ . . . . . . . . . 38,000       1,740,875
Yahoo!, Inc.^ . . . . . . . . 53,500       6,627,313
                                           8,368,188       2.42%
Networking Products
Cisco Systems, Inc.^ . . . . 260,400      16,551,675       4.79%

Petroleum, Coal, Gas
Chevron Corporation . . . . . 33,200       2,819,925
Exxon Mobil Corporation . . . 89,941       7,060,369
Royal Dutch Petroleum . . . . 53,200       3,275,125
                                          13,155,419       3.81%
Pharmaceuticals
Bristol Myers Squibb Corp . . 81,800       4,744,400
Eli Lily & Co. . . . . .  . . 65,700       6,561,788
Merck & Co., Inc.* . . .  . . 86,400       6,555,600
Pfizer, Inc.* . . . . . .. . 360,731      17,269,997
                                          35,131,785      10.16%

Publishing/Printing
McGraw-Hill Companies, Inc. . 67,300       3,667,850       1.06%

Retail
Home Depot, Inc. . .  . . . . 81,075       4,048,682
Wal-Mart Stores, Inc.. . . . 159,600       9,196,950
                                          13,245,632       3.83%

Telecommunications
CTC Communications^ . . . . . 21,000         756,000
Cox Communications^ .  . . . 139,400       6,351,412
General Motors-Class H. . . . 31,800       2,790,450
Qwest Communications^  . . . 104,800       5,207,250
Vodafone Airtouch PLC . . . . 91,000       3,799,250
Worldcom, Inc.^ . . .  . . . 134,400       6,165,600
                                          25,069,962       7.25%
Telecommunications Equipment
Comverse Technologies . . . . 20,000       1,860,000
Corning, Inc. . . . . . . . . 43,800      11,760,300
JDS Uniphase^ . . . . . . . . 34,600       4,147,675
Lucent Technologies, Inc. .. 109,800       6,505,650
Nokia Corporation-Spons-ADR^ 153,200       7,650,425
Nortel Networks . . . . . . . 61,000       4,209,000
Qualcomm, Inc.^ . . . . . . . 37,600       2,256,000
Tellabs, Inc.^ . . . . . . .. 65,000       4,448,434
                                          42,837,484      12.39%


Total  Common  Stocks  (Cost--$223,161,859)  $358,023,961  103.55% * Pledged  to
collateralize short-term borrowings (See Note G)
^ Non-income producing.
ADR stands for American Depository Receipt representing ownership of foreign securities.
# Includes 15,027 poison pill rights
The accompanying notes are an integral part of the financial statements.



December 31, 1999
Assets
Cash    ...............................................................$     555
Investments--at market value (cost $223,161,859)--Notes B, D & F.....358,023,961
Dividends and interest receivable .............................          122,185
Receivable for securities sold  .....................................      6,642
Receivable for shares of beneficial interest sold..................      738,868
Total Assets ...........................................            $358,892,211

Liabilities
Payable for shares of beneficial interest repurchased .............      120,927
Accrued expenses...................................................       44,063
Payable for IRA fees                                                       2,090
Notes Payable ......................................................  12,859,439
Accrued Investment advisory fee--Note C ...........................      136,735
Total Liabilities ................................                   $13,163,254
Net Assets .........................................................$345,728,957

Net Assets Consist of--Note B:
Capital paid-in.....................................................$186,692,687
Undistributed net realized gains ...............................      24,753,016
Accumulated net investment loss .........................              (578,848)
Net unrealized appreciation of investments                           134,862,102
Net Assets, for 13,040,027 shares outstanding ............. ....... $345,728,957
Net Asset Value, offering price and redemption price per share
($345,728,957/13,040,027 shares) .      ...................               $26.51
The accompanying notes are an integral part of the financial statements.

Six month ended June 30, 2000
Investment Income
Dividends.............................................................. $   976,933
Other Income--Note I ....................................................... 40,181
Total Income........................................................... $ 1,017,114

Expenses
Investment advisory fee--Note C ................................        $   907,346
Administrative expenses and salaries.......... .......................      152,779
Interest--Note G ................... ....................................   366,702
Printing, postage and stationery...................................          37,254
Legal Fees...........................................................        16,290
Computer and related expenses ...........................................    22,725
Registration and filing fees...........................................      16,471
Telephone expense .......................................................    13,525
Auditing fees........................................................        13,530
Commitment fee--Note G ...............................................        8,650
Insurance ............................................................        5,068
Custodian fees ....................................................           7,635
Trustees fees--Note C................................................         5,389
Other expenses ..........................................................  . 22,598
Total Expenses ....................................................       1,595,962

Net Investment Income .................................................     (578,848)

Realized and Unrealized Gain on Investments--Note B:
Net realized gain from investment transactions .................         25,179,732
Change in unrealized depreciation of investments ....................    (18,633,092)
Net Gain on Investments ............................................       6,546,640
Net Increase in Net Assets Resulting from Operations....................$ 5,967,792
The accompanying notes are an integral part of the financial statements.

Years Ended December 31,
                                                       1999              1999
Increase in Net Assets
From Operations:
Net investment income (loss)..........               $ (578,848)    $   109,054
Net realized gain(loss)from investment transactions.. 25,179,732      3,909,780
Change in unrealized appreciation of investments                     71,527,151
Net Increase in Net Assets Resulting from
Operations........................                    18,633,092     75,545,985

Distributions to Shareholders:
From net investment income ..........................   0              (140,843)
In excess of net investment income .............        0              (106,194)
From net realized gains on investments.....             0            (4,010,686)
In excess of net realized gains on investments......    0              (126,771)
Total Distributions ....................                0            (4,384,494)

From Net Fund Share Transactions--Note E.          (17,888,382)       75,229,207
Total Increase/decrease in Net Assets.             (11,920,590)      146,390,698

Net Assets:
Beginning of Period ............................  $357,649,547       211,258,849
                                                   -----------        -----------
End of Period (including undistributed net invest-
ment income/loss of $(578,848) and $0 respectively) $345,728,957    $357,649,547
                                                   ------------      ------------
The accompanying notes are an integral part of the financial statements.

Note A-Organization
Northeast Investors Growth Fund (the "Fund") is a diversified, no-load,open-end, series-type management investment company registered under theInvestment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust. Note B-Significant Accounting Policies Significant accounting policies of the Fund are as follows: Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value. Security Transactions:
Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost. Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes. Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The Fund's distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned. Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Note C-Investment Advisory and Service Contract
The Fund has its investment advisory and service contract with NortheastManagement & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the aver-age daily net assets during the month preceding payment. All trustees except Messrs. Michael Baldwin and John C. Emery are officers or directors of the Advisor. The compensation of all disinterested trustees of the Fund is borne by the Fund.

Note D-Purchases and Sales of Investments The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated
$51,020,864 and $64,609,029, respectively, for the year ended six months ened June 30, 2000.

Note  E-Shares of Beneficial  Interest At June 30, 2000,  there was an unlimited
number  of  shares  of  beneficial   interest  authorized  with  no  par  value.
Transactions in shares of beneficial interest were as follows:


                                                                                        1999
                                      Shares              Amount            Shares            Amount
Shares sold ........................ 2,661,104         $67,489,361       7,239,820         $161,699,116
Shares issued to shareholders in
reinvestment of distributions from
net investment income and realized
gains from security transactions .....  0                       0          165,009            3,980,887
 ..................................   2,661,104          67,489,361       7,404,829          165,680,003
Shares repurchased................. (3,335,857)        (85,377,743)     (4,015,168)         (90,450,796)
                                   -----------        -------------     ------------        ------------
Net Increase .....................    (674,753)       $(17,888,382)      3,389,661         $ 75,229,207

Note F-Repurchase Agreement
On a daily basis, the Fund invests uninvested cash balances into repurchaseagreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to theagreement, realization and/or retention of the collateral may be subject to legal proceedings.



Note G-Short-term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At June 30, 2000, the Fund had unused lines of credit amounting to $2,140,561. The

The following information relates to aggregate short-term borrowings during the six month ended June 30, 2000:

Average amount outstanding (total of daily outstanding principal balances
divided by number of days during the year).......................          $11,006,384
Weighted average interest rate (actual interest expense on short-term
borrowing divided by average short-term borrowings outstanding) ......          6.68%

Note H-Other Tax Information
For federal income tax purposes, the cost of investments owned at June 30, 2000 was $223,161,859. At June 30, 2000, gross unrealized appreciation of investments was $140,512,752 and gross unrealized depreciation was $5,650,650, resulting in net unrealized appreciation of $134,862,102.

Note  I-Securities Lending The Fund
may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At June 30, 2000, the value of securities loaned and the value of collateral were $10,862,264 and $11,330,903, respectively. During the six months ened, income from securi-ties lending amounted to $40,181.

                             Years Ended December 31
Per Share Data#                     1999     1998    1997     1996     1995
Net asset value:
Beginning of period.....   $26.08   $20.47   $15.84  $12.15   $10.59    $8.13
Income From Investment
Operations:
Net investment income(loss)  (.04)     .01      .05     .06      .05      .07
Net realized and
unrealized gain (loss)
on investments.............   .47     5.93     5.18    4.46     2.54     2.90
                             ----     ----    ----     ----     ----
Total from investment
operations ................   .43     5.94     5.23    4.52     2.59     2.97
                             ----     ----    ----     ----     ----
Less Distributions:
Net investment income ..      0      (.02)    (.05)   (.06)    (.05)    (.07)
Capital gains ............    0      (.31)    (.55)   (.77)    (.98)    (.44)
Total Distributions .....     0      (.33)    (.60)   (.83)   (1.03)    (.51)
Net asset value:
End of period......        $26.51  $26.08   $20.47  $15.84   $12.15   $10.59
                           ------   ------  ------   ------   ------
Total Return ........        1.65%  29.13%   33.34%  37.28%   24.60%   36.46%
Ratios & Supplemental Data
Net assets end of
period (000's omitted)    $345,729 $357,650 $211,259 $108,590 $60,275  $48,337
Ratio of operating
expenses to average
net assets
(includes interest expense).  .94%   .85%     .94%     .97%   1.21%    1.37%
Ratio of interest expense
to average net assets         .22%      -       -       -       -        -
Ratio of net investment
income to average
net assets.................. -.34%   .03%     .44%     .45%    .47%     .74%
Portfolio turnover rate ..  11.59% 31.39%   18.54%   16.36%  25.27%   26.53%

# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25, 1997.


Years Ended December 31
Per Share Data#            1994       1993     1992~     1991~
Net asset value:
Beginning of period.......$8.37      $9.70   $10.37      $7.81
Income From Investment
Operations:
Net investment income .......06        .07      .07        .09
Net realized and
unrealized gain (loss)
on investments...........  (.07)       .16     (.15)      2.77
Total from investment
operations ..........      (.01)       .23     (.08)      2.86
Less Distributions:
Net investment income ..   (.06)      (.07)    (.07)      (.12)
Capital gains...........   (.17)     (1.49)    (.52)      (.18)
                           -----     ------    -----      -----
Total Distributions....... (.23)     (1.56)    (.59)      (.30)

Net asset value:
End of period..           $8.13      $8.37    $9.70     $10.37
                          -----      -----    -----     ------
Total Return.......        (.07%)     2.44%    (.73%)    36.91%
Ratios & Supplemental Data
Net assets end of
period (000's omitted) ...$35,459   $38,694   $42,609   $40,873
Ratio of operating
expenses to average
net assets.........         1.53%     1.45%     1.42%     1.50%
Ratio of net investment
income to average
net assets..........         .74%      .62%      .71%     1.02%
Portfolio turnover rate .  25.55%    35.14%    28.91%    15.63%
~ Audited by other Auditors
# All per share data as of December  31,  1996 and earlier has been  restated to reflect a 3 for 1 stock split effective September 25, 1997.
Average share method use to calculate per share data
All ratios for the Six months ended June 30, 2000 are annualized.